Subsequent Event	12 Months Ended
Dec. 31, 2015
Subsequent Event [Line Items]
Subsequent Events [Text Block]
Subsequent Events

Transportation obligations

On May 25, 2016, WPX announced the signing of an agreement to buy out the remaining transportation obligations that supported its prior operating presence in the Piceance Basin for approximately $239 million. Upon closing, WPX will release all of its Piceance-related firm transportation capacity across four interstate pipeline systems to Citadel NGPE, LLC. The buyout also eliminates approximately $164 million in letters of credit and their associated annual interest expenses, and releases WPX from nearly $400 million in demand obligations from 2016 through 2032. WPX is using cash on-hand to fund the agreement. The parties expect to close the transaction in the third quarter, subject to regulatory approval and typical closing conditions.

Senior Notes
Subsequent to February 25, 2016, we redeemed an additional $87 million after we tendered for the remaining outstanding 5.250% senior notes due in 2017.
Credit Facility
On March 18, 2016, the Company entered into a Second Amended and Restated Credit Agreement with Wells Fargo Bank, National Association, as Administrative Agent, Lender and Swingline Lender and the other lenders party thereto (the “Credit Facility”). The Credit Facility, as amended, is now a $1.2 billion senior secured revolving credit facility with a maturity date of October 28, 2019. The Credit Facility may be used for working capital, acquisitions, capital expenditures and other general corporate purposes. The financial covenants in the Credit Facility may limit our ability to borrow money, depending on the applicable financial metrics at any given time. As of May 25, 2016, we did not have any outstanding borrowings under the Credit Facility Agreement.
    During any Collateral Trigger Period, loans under the Credit Facility will be subject to a Borrowing Base as calculated in accordance with the Provisions of the Credit Facility. As of March 18, 2016, the Borrowing Base was set at $1.025 billion. This Borrowing Base will remain in effect until the next Borrowing Base is re-determined pursuant to the Credit Facility. The next scheduled Re-determination date is October 1, 2016 and biannually thereafter.
Subject to the satisfaction of certain conditions set forth in the Credit Facility, during any Collateral Trigger Period (as described below), the Company may designate Loans under the Credit Facility as either General Loans, the proceeds of which may be used for the general purposes described above, or as Development Loans, the proceeds of which shall be used solely for the development of oil and gas property owned or leased by the Company and certain of its subsidiaries. Additionally, during any Collateral Trigger Period, the Loans shall be secured and the obligations outstanding under the Credit Facility shall be guaranteed, in each case, as more particularly described below.
On the date of the closing of the Credit Facility a Collateral Trigger Period shall be in effect and all Loans outstanding shall be deemed to be General Loans. The General Loans and the other General Secured Obligations outstanding under the Credit Facility will initially be guaranteed by certain subsidiaries of the Company (excluding subsidiaries holding Midstream Assets and subsidiaries meeting other customary exclusion criteria), as Guarantors, and secured by substantially all of the Company’s and the Guarantors’ assets (including oil and gas properties), subject to customary exceptions and carve outs (which shall also exclude Midstream Assets and the equity interests of subsidiaries holding Midstream Assets). Any Development Loans and any Development Secured Obligations shall be secured by certain oil, gas or other mineral properties developed with the proceeds thereof and not otherwise securing the General Secured Obligations. Such obligations will continue to be secured during any Collateral Trigger Period and such security interest shall terminate on the earlier of any applicable Collateral Trigger Termination Date (as described below) or the date on which all liens held by the Administrative Agent for the benefit of the secured parties are released pursuant to the terms of the Credit Facility.
The Collateral Trigger Period means, as applicable, (1) the period beginning on the date of the closing of the Credit Facility, as amended, and ending on the initial Collateral Trigger Termination Date and (2) each period beginning on a Collateral Trigger Date (as described below) and ending on the first Collateral Trigger Termination Date occurring after such Collateral Trigger Date.
The Collateral Trigger Date is the first date after any Collateral Trigger Termination Date on which either (1) the Company’s Corporate Rating is Ba3 or lower (or unrated) by Moody’s or BB- or lower (or unrated) by S&P or (2) the Company elects to have the Borrowing Base apply. The Collateral Trigger Termination Date is the first date following the date of the closing of the Credit Facility and the first date following any Collateral Trigger Date, as applicable, on which (1)(i) the Company’s Corporate Rating is BBB- or better by S&P (without negative outlook or negative watch) or (ii) Baa3 or better by Moody’s (without negative outlook or negative watch), provided that the other of the two Corporate Ratings is at least BB+ by S&P or Ba1 by Moody’s or (2) both (i) the ratio of Consolidated Net Indebtedness to Consolidated EBITDAX (for the most recently ended four consecutive fiscal quarters) is less than or equal to 3.00 to 1.00 and (ii) the Corporate Rating is (A) at least Ba1 by Moody’s and at least BB by S&P or (B) at least Ba2 by Moody’s and at least BB+ by S&P. If the Company elects to have the Borrowing Base apply, the Collateral Trigger Termination Date is the date the Company elects under the terms of the Credit Facility to no longer have the Borrowing Base apply.
Interest on borrowings under the Credit Facility is payable at rates per annum equal to, at the Company’s option: (1) a fluctuating base rate equal to the alternate base rate plus the applicable margin, or (2) a periodic fixed rate equal to LIBOR plus the applicable margin. The alternate base rate will be the highest of (i) the federal funds rate plus 0.5 percent, (ii) the Prime Rate, and (iii) one-month LIBOR plus 1.0 percent. The Company is required to pay a commitment fee based on the unused portion of the commitments under the Credit Facility. The applicable margin and the commitment fees during a Collateral Trigger Period are determined by reference to a utilization percentage as set forth in the Credit Facility. The applicable margin and the commitment fee other than during a Collateral Trigger Period are determined by reference to a pricing schedule based on the Company’s senior unsecured non-credit enhanced debt ratings.
During any Collateral Trigger Period, the Company is required to maintain a ratio of Consolidated Secured Indebtedness to Consolidated EBITDAX (for the most recently ended four consecutive fiscal quarters) of not greater than 3.25 to 1.00 as of the last day of any fiscal quarter ending on or before December 31, 2017 and 3.00 to 1.00 thereafter. During any Collateral Trigger Period, the Company may also not permit the ratio of consolidated current assets (including the unused amount of the Borrowing Base) of the Company and its consolidated subsidiaries to the consolidated current liabilities of the Company and its consolidated subsidiaries as of the last day of any fiscal quarter to be less than 1.0 to 1.0.
Other than during a Collateral Trigger Period, the Company is required to maintain a ratio of Consolidated Net Indebtedness to Consolidated EBITDAX (for the most recently ended four consecutive fiscal quarters) of not greater than 4.50 to 1.00 as of the last day of any fiscal quarter ending on or before December 31, 2016 and 4.00 to 1.00 thereafter, unless at such time the Company’s Corporate Ratings are equal to, or better than, Baa3 or BBB- by at least one of S&P and Moody’s and not less than BB+ or Ba1 by the other such agency. In addition, other than during a Collateral Trigger Period, the ratio of Consolidated Indebtedness to Consolidated Total Capitalization is not permitted to be greater than 60 percent and is applicable for the life of the agreement. Furthermore, other than during a Collateral Trigger Period, the Company may not permit the ratio of Consolidated EBITDAX (for the most recently ended four consecutive fiscal quarters) to Consolidated Interest Charges to be less than 2.5 to 1.00.
The Credit Facility contains customary representations and warranties and affirmative, negative and financial covenants (as described above) which were made only for the purposes of the Credit Facility and as of the specific date (or dates) set forth therein, and may be subject to certain limitations as agreed upon by the contracting parties. The covenants limit, among other things, the ability of the Company’s subsidiaries to incur indebtedness; the ability of the Company and its subsidiaries to grant certain liens, make restricted payments, materially change the nature of its or their business, make investments, guarantees, loans or advances in non-subsidiaries or enter into certain hedging agreements; the ability of the Company’s material subsidiaries to enter into certain restrictive agreements; the ability of the Company and its material subsidiaries to enter into certain affiliate transactions; the ability of the Company and its subsidiaries to redeem any senior notes; and the Company’s ability to merge or consolidate with any person or sell all or substantially all of its assets to any person. The Company and its subsidiaries are also prohibited from using the proceeds under the Credit Facility in violation of Sanctions (as defined in the Credit Facility). In addition, the representations, warranties and covenants contained in the Credit Facility are subject to certain exceptions and/or standards of materiality applicable to the contracting parties.
The Credit Facility includes customary events of default, including events of default relating to non-payment of principal, interest or fees, inaccuracy of representations and warranties in any material respect when made or when deemed made, violation of covenants, cross payment-defaults, cross acceleration, bankruptcy and insolvency events, certain unsatisfied judgments, a change of control and, during any secured period, the failure of the collateral documents to be in effect or a lien to be valid and perfected. If an event of default with respect to a borrower occurs under the Credit Facility, the lenders will be able to terminate the commitments and accelerate the maturity of the loans of the defaulting borrower under the Credit Facility and exercise other rights and remedies.

Credit Ratings
As of the date of this filing, our credit ratings were as follows:

Standard and Poor’s(a)
Corporate Credit Rating	B+
Senior Unsecured Debt Rating	B
Outlook	Negative
Moody’s Investors Service(b)
LT Corporate Family Rating	B2
Senior Unsecured Debt Rating	B3
Outlook	Negative